Commitments	12 Months Ended
Mar. 31, 2024
Commitments
Commitments

28. Commitments

A commitment is a contractual obligation to make a payment in the future, mainly in relation to agreements to buy assets such as mobile devices, network infrastructure and IT systems and leases that have not commenced. These amounts are not recorded in the consolidated statement of financial position since we have not yet received the goods or services from the supplier.

Capital commitments

The amounts below are the minimum amounts that we are committed to pay.

	Group
	2024	2023
	€m	€m
Contracts placed for future capital expenditure not provided in the financial statements[1,2]	2,442	3,507

Note:

1	Commitment includes contracts placed for property, plant and equipment and intangible assets.
2	Includes €423 million (2023: €469 million) in respect of Vodafone Italy and Vodafone Spain, which are now reported as discontinued operations. See note 7 ‘Discontinued operations and assets held for sale’ for more information.

Leases entered into by the Group but not commenced at 31 March 2024 are disclosed in note 20 ‘Leases’. Included in capital commitments is an amount of €nil (2023: €114 million) relating to spectrum acquisition commitments in Vodacom.

In March 2023, the Group entered into an agreement with Altice Luxembourg S.A. to create a joint venture, OXG Glasfaser Beteiligungs GmbH (‘OXG’), with 50.0% shareholding held by each shareholder. Each shareholder is committed to contribute funding of up to €950 million to OXG for the deployment of fibre-to-the-home in Germany. During the year ended 31 March 2024, the Group provided €32 million of capital contributions to OXG. The remaining funding commitment of €918 million is expected to be contributed between 2024 and 2029. The amount and timing of the funding depends on the speed and size of the fibre deployment. The contribution can be in the form of free capital reserves, shareholder loan, loan notes or similar instruments as agreed by the shareholders.